EXHIBIT 99.1

RPX Announces Fourth Quarter and Fiscal 2013 Financial Results

SAN FRANCISCO – February 11, 2014 – RPX Corporation (NASDAQ: RPXC), the leading provider of patent risk management solutions, today announced its financial results for the fourth quarter and year ended December 31, 2013.

Financial Highlights

•	Subscription revenue for the fourth quarter of fiscal 2013 was $57.9 million, up 18% compared to $48.9 million in the prior year period

•	Subscription revenue for fiscal 2013 totaled $224.7 million, up 21% compared to $185.6 million for fiscal 2012

•	Revenue for the fourth quarter of fiscal 2013 totaled $60.3 million, up 17% compared to $51.6 million in the prior year period

•	Revenue for fiscal 2013 totaled $237.5 million, up 20% compared to $197.7 million for fiscal 2012

“We are very pleased to report solid growth and cash generation in our fifth full year of reducing NPE risk for technology companies,” said John Amster, Chief Executive Officer of RPX Corporation. “With 168 clients in our network, a growing insurance business, and numerous new initiatives underway, we’re excited about the opportunities in front of us.”

Summary Results

Revenue for the fourth quarter of fiscal 2013 was $60.3 million, compared to $51.6 million in the prior year period. Revenue for fiscal 2013 was $237.5 million, compared to $197.7 million for fiscal 2012.

Net acquisition spend during the quarter totaled $40.4 million, and included 19 new acquisitions of patent assets, in addition to the exercise of previously negotiated options to acquire licenses for new clients. Net acquisition spend during the year totaled $126.5 million.

GAAP net income for the fourth quarter was $7.0 million or $0.13 per diluted share, compared to $10.1 million or $0.19 per diluted share in the fourth quarter of 2012. GAAP net income for fiscal 2013 was $40.8 million or $0.76 per diluted share, compared to $39.0 million or $0.74 per diluted share for fiscal 2012.

Non-GAAP net income for the fourth quarter, which excludes stock-based compensation and the amortization of acquired intangibles (in each case, net of tax), was $9.7 million or $0.18 per pro forma diluted share[1], compared to $12.3 million or $0.24 per pro forma diluted share[1] in the fourth quarter of 2012. Non-GAAP net income for fiscal 2013 was $52.7 million or $0.98 per pro forma diluted share[1], compared to $47.1 million or $0.90 per pro forma diluted share[1] for fiscal 2012.

As of December 31, 2013, RPX had cash, cash equivalents and short-term investments of $290.7 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change.  Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the first quarter of fiscal 2014:

Subscription revenue[2]	$60.8 - $61.3 million
Fee-related revenue	$1.1 million
Total revenue	$61.9 - $62.4 million
Net income (non-GAAP)	$11.8 - $12.4 million
Effective tax rate (non-GAAP)	36%
Pro forma weighted-average diluted shares outstanding	54.3 million

The Company provided the following business outlook for the full year 2014:

Subscription revenue[2]	$246 - $258 million
Fee-related revenue	$8 - $10 million
Total revenue	$254 - $268 million
Cost of revenue (non-GAAP)	$120 - $124 million
SG&A (non-GAAP)	$51 - $55 million
Net income (non-GAAP)	$53 - $57 million
Effective tax rate (non-GAAP)	36%
Pro forma weighted-average diluted shares outstanding	54.6 million
Net acquisition spend	$135 million

The above outlook is forward-looking.  Actual results may differ materially.  Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.
 ————————
[1] Pro forma diluted shares computed to give effect to the shares of restricted stock outstanding as of the original date of issuance.
[2] Subscription revenue is comprised of revenue generated from membership subscription services and premiums earned from insurance policies.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PST/5:00 p.m. EST on February 11, 2014.  Parties in the United States and Canada can access the call by dialing 1-866-225-8754, using conference code 4663749.  International parties can access the call by dialing 1-480-629-9818, using conference code 4663749.

RPX will offer a live webcast of the conference call which can be accessed from the “Investor Relations” section of the Company’s website at http://ir.rpxcorp.com. An audio replay of the conference call will also be available approximately two hours after the call and will be available for 30 days. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter conference code 4663749.  International parties should call 1-303-590-3030 and enter conference code 4663749.

About RPX Corporation

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence, insurance services and advisory services.  Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company’s pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents and patent rights, RPX helps to mitigate and manage patent risk for its growing client network.

Use of Non-GAAP Financial Information

This news release dated February 11, 2014 contains non-GAAP financial measures.  Tables are provided in this news release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP net income, and non-GAAP net income per share.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from its non-GAAP operating results stock-based compensation expenses (inclusive of related employer payroll taxes), the amortization of acquired intangible assets (other than patents) and related tax effects. Management uses these non-GAAP measures to evaluate the Company’s financial results, and believes these non-GAAP measures may prove useful to investors who wish to consider the impact of certain items when comparing our financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements.  Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the success of the Company’s new initiatives, and the Company’s ability to attract new clients and retain existing clients.  Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC.  The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

#     #     #
Contacts:

Investor Relations	Media Relations
JoAnn Horne	Kaustuva Das
Market Street Partners	RPX Corporation
+1-415-445-3233	+1-415-529-3105
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Revenue	$60,275	$51,557	$237,504	$197,688
Cost of revenue	32,641	21,815	110,771	82,323
Selling, general and administrative expenses	16,732	13,687	62,525	53,590
(Gain) loss on sale of patent assets, net	—	—	126	(177)
Operating income	10,902	16,055	64,082	61,952
Other income, net	43	25	213	117
Income before provision for income taxes	10,945	16,080	64,295	62,069
Provision for income taxes	3,951	5,982	23,512	23,112
Net income	$6,994	$10,098	$40,783	$38,957
Net income available to common stockholders:
Basic	$6,994	$10,080	$40,763	$38,455
Diluted	$6,994	$10,080	$40,763	$38,474
Net income available to common stockholders per common share:
Basic	$0.13	$0.20	$0.78	$0.77
Diluted	$0.13	$0.19	$0.76	$0.74
Weighted-average shares used in computing net income available to common stockholders per common share:
Basic	52,562	50,824	51,956	49,766
Diluted	54,296	52,017	53,652	51,802

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$100,155	$73,638
Short-term investments	190,567	126,092
Restricted cash	364	—
Accounts receivable	38,477	25,144
Other receivables	—	33,775
Prepaid expenses and other current assets	10,546	5,237
Deferred tax assets	8,177	7,658
Total current assets	348,286	271,544
Patent assets, net	219,954	199,314
Property and equipment, net	4,667	3,144
Intangible assets, net	1,718	3,226
Goodwill	16,460	16,460
Restricted cash, less current portion	1,454	—
Other assets	622	279
Total assets	$593,161	$493,967
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$332	$568
Accrued liabilities	8,784	7,206
Deferred revenue	131,808	101,249
Deferred payment obligations	500	500
Other current liabilities	1,638	1,813
Total current liabilities	143,062	111,336
Deferred revenue, less current portion	5,935	3,122
Deferred tax liabilities	16,014	18,108
Other liabilities	3,227	1,142
Total liabilities	168,238	133,708
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	305,343	281,530
Retained earnings	119,527	78,744
Accumulated other comprehensive income (loss)	48	(20)
Total stockholders’ equity	424,923	360,259
Total liabilities and stockholders’ equity	$593,161	$493,967

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)
	Year Ended December 31,
	2013	2012
Cash flows from operating activities
Net income	$40,783	$38,957
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	108,629	83,137
Stock-based compensation	16,115	10,334
Excess tax benefit from stock-based compensation	(3,857)	(8,574)
Imputed interest on deferred payment obligations	—	94
(Gain) loss on sale of patent assets	126	(177)
Amortization of premium on investments	6,013	5,131
Deferred taxes	(3,302)	1,477
Other	116	12
Changes in assets and liabilities:
Accounts receivable	(13,333)	(8,984)
Other receivables	33,775	(33,775)
Prepaid expenses and other assets	(9,376)	8,667
Accounts payable	(236)	(253)
Accrued and other liabilities	3,648	(711)
Deferred revenue	33,372	(3,958)
Net cash provided by operating activities	212,473	91,377
Cash flows from investing activities
Purchases of investments classified as available-for-sale	(210,660)	(185,582)
Maturities of investments classified as available-for-sale	147,052	188,026
Sales of investments classified as available-for-sale	1,099	—
Business acquisition	—	(45,765)
(Increase) decrease in restricted cash	(1,818)	647
Purchases of intangible assets	—	(64)
Purchases of property and equipment	(2,880)	(1,726)
Acquisitions of patent assets	(127,101)	(87,366)
Proceeds from sale of patent assets	100	200
Net cash used in investing activities	(194,208)	(131,630)
Cash flows from financing activities
Repayments of principal on deferred payment obligations	—	(5,150)
Proceeds from other obligations	—	500
Proceeds from exercise of stock options and other common stock issuances	5,151	3,218
Tax withholdings related to net share settlements of restricted stock units	(756)	—
Excess tax benefit from stock-based compensation	3,857	8,574
Net cash provided by financing activities	8,252	7,142
Net increase (decrease) in cash and cash equivalents	26,517	(33,111)
Cash and cash equivalents at beginning of period	73,638	106,749
Cash and cash equivalents at end of period	$100,155	$73,638

RPX Corporation
Reconciliation of Pro Forma Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Net income	$6,994	$10,098	$40,783	$38,957
Pro forma net income per share:
Basic	$0.13	$0.20	$0.78	$0.77
Diluted	$0.13	$0.19	$0.76	$0.74
Shares used in computing pro forma net income per share:
Basic:
Basic weighted-average common shares	52,562	50,824	51,956	49,766
Add: Restricted stock	3	91	25	649
Shares used in computing pro forma basic net income per share	52,565	50,915	51,981	50,415
Diluted:
Diluted weighted-average common shares	54,296	52,017	53,652	51,802
Add: Restricted stock	3	91	25	649
Shares used in computing pro forma diluted net income per share	54,299	52,108	53,677	52,451

RPX Corporation
Reconciliation of GAAP to Pro Forma Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Net income	$6,994	$10,098	$40,783	$38,957
Stock-based compensation[1]	4,136	2,873	16,589	10,683
Amortization of acquired intangible assets[2]	349	360	1,418	1,192
Income tax adjustments[3]	(1,737)	(1,061)	(6,094)	(3,750)
Non-GAAP net income	$9,742	$12,270	$52,696	$47,082
Pro forma non-GAAP net income per share:
Basic	$0.19	$0.24	$1.01	$0.93
Diluted	$0.18	$0.24	$0.98	$0.90
Shares used in computing pro forma net income per share:
Basic	52,565	50,915	51,981	50,415
Diluted	54,299	52,108	53,677	52,451

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Cost of revenue	$32,641	$21,815	$110,771	$82,323
Amortization of acquired intangible assets[2]	(55)	(55)	(223)	(223)
Non-GAAP cost of revenue	$32,586	$21,760	$110,548	$82,100

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Selling, general and administrative expenses	$16,732	$13,687	$62,525	$53,590
Stock-based compensation[1]	(4,136)	(2,873)	(16,589)	(10,683)
Amortization of acquired intangible assets[2]	(294)	(305)	(1,195)	(969)
Non-GAAP selling, general and administrative expenses	$12,302	$10,509	$44,741	$41,938

RPX Corporation
Additional Metrics
(in thousands, except client and headcount data)
(unaudited)
	As of and for the Three Months Ended December 31,
Operating Metrics	2013	2012
Number of clients	168	140
Net additions	8	12
Trailing four quarters	28	28
Gross acquisition spend	$41,100	$104,360
Trailing four quarters	$132,251	$251,800
Net acquisition spend	$40,350	$23,160
Trailing four quarters	$126,501	$116,370
Full time equivalent headcount	137	125
	As of and for the Three Months Ended December 31,
Financial Metrics	2013	2012
Subscription revenue[4]	$57,912	$48,935
Fee-related revenue	2,363	2,622
Total revenue	$60,275	$51,557
Cash, cash equivalents and short-term investments	$290,722	$199,730
Deferred revenue, current and noncurrent	$137,743	$104,371

[1] RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.
[2] RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.
[3] Amount reflects income taxes associated with the above noted non-GAAP exclusions.
[4] Subscription revenue is comprised of revenue generated from membership subscription services and premiums earned from insurance policies.